UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 27, 2004

AMKOR TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 ENTERPRISE DRIVE
WEST CHESTER, PA 19380
(Address of Principal Executive Offices, including Zip Code)

(610) 431-9600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
SECOND LIEN CREDIT AGREEMENT, DATED AS OF OCTOBER 27, 2004
SECOND LIEN PLEDGE AND SECURITY AGREEMENT DATED AS OF OCTOBER 27, 2004
SUBSIDIARY GUARANTY, DATED AS OF OCTOBER 27, 2004
AMENDMENT NO. 1 TO CREDIT AGREEMENT, DATED AS OF OCTOBER 27, 2004
AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT, DATED AS OF OCTOBER 27, 2004
GUARANTY SUPPLEMENT, DATED AS OF OCTOBER 27, 2004
INTERCREDITOR AGREEMENT, DATED AS OF OCTOBER 27, 2004
TEXT OF PRESS RELEASE DATED OCTOBER 27, 2004

Item 1.01. Entry into a Material Definitive Agreement.

     On October 27, 2004, Amkor Technology, Inc. (“Amkor”) entered into a Second Lien Credit Agreement with Citicorp North America, Inc. (“CNAI”), as Administrative Agent and as Collateral Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as Syndication Agent, JPMorgan Chase Bank (“JPMorgan”), as Documentation Agent, Citigroup Global Markets Inc. (“Citigroup”), as Sole Lead Arranger and Citigroup, Merrill Lynch and J.P. Morgan Securities Inc. (“J.P. Morgan”) as Joint Bookrunners (the “Second Lien Credit Agreement”). The Second Lien Credit Agreement provides for a $300 million term loan (the “Term Loan”), all of which was borrowed at closing. The non-amortizing Term Loan provides for a single bullet payment on October 27, 2010, the maturity date. The Term Loan may not be prepaid at Amkor’s option prior to October 27, 2006. Anytime thereafter, the Term Loan may be prepaid, subject to the applicable prepayment premium. Interest shall accrue on the Term Loan at a floating base rate based on LIBOR plus a margin of 4.5%. Amkor intends to use the net proceeds of the term loan for working capital and general corporate purposes.

     The Second Lien Credit Agreement contains affirmative and negative covenants similar to those in Amkor’s outstanding 7 1/8% Senior Notes due 2011, including affirmative covenants regarding financial and compliance reporting requirements, payment of taxes, maintenance of properties, keeping of ledger, pledging foreign intercompany debt and granting additional collateral and guarantees, and limitations on making payments, incurring indebtedness, issuing preferred stock, selling assets, transacting with affiliates, granting liens on assets, maintaining corporate existence, amending the subordination provisions of the Second Lien Credit Agreement, issuing or selling capital stock in wholly owned subsidiaries, entering into sale and leaseback transactions and merging or consolidating with other entities. The events of default under the Second Lien Credit Agreement include payment defaults, breaches of covenants, cross defaults on certain other indebtedness, bankruptcy events or failure of certain documents entered into in connection with the Term Loan to be valid and binding.

     To secure Amkor’s obligations under the Second Lien Credit Agreement, Amkor and its domestic subsidiaries entered into a Second Lien Pledge and Security Agreement, dated as of October 27, 2004, among Amkor, Guardian Assets, Inc. (“Guardian”), Unitive, Inc. (“Unitive”), Unitive Electronics, Inc. (“Unitive Electronics”) and CNAI, as Collateral Agent (the “Second Lien Pledge and Security Agreement”). Pursuant to the Second Lien Pledge and Security Agreement, Amkor’s obligations under the Second Lien Credit Agreement are secured by a second lien on (i) substantially all of the assets of Amkor and its domestic subsidiaries, (ii) a pledge of the capital stock of Amkor’s domestic subsidiaries, (iii) a pledge of 66% of the capital stock of certain of Amkor’s and its subsidiaries’ first-tier foreign subsidiaries, (iv) a pledge of certain intercompany debt, and (v) a mortgage on Amkor’s real estate. In addition, on October 27, 2004, Guardian, Unitive and Unitive Electronics entered into a Guaranty, whereby such subsidiaries guaranteed Amkor’s obligations under the Second Lien Credit Agreement.

     On October 27, 2004 Amkor also entered into Amendment No. 1 to Credit Agreement with the Lenders party thereto and CNAI, as Administrative Agent, which amendment amends the Credit Agreement, dated as of June 29, 2004, among Amkor, the Lenders and Issuers party thereto, Citigroup, as Sole Lead Arranger and Sole Bookrunner, CNAI, as Administrative Agent, JPMorgan, as Syndication Agent, Merrill Lynch Capital Corporation (“Merrill Lynch Capital”), as Documentation Agent and J.P. Morgan and Merrill Lynch Capital as Arrangers (as amended, the “First Lien Credit Agreement”). The First Lien Credit Agreement provides for a $30 million revolving credit facility (the “Revolving Facility”), with a $10 million letter of credit sublimit, available through June 29, 2007. There are currently no loans outstanding under the Revolving Facility. Interest shall accrue on the Revolving Facility at the Libor rate plus a margin of 3.5%. The First Lien Credit Agreement was amended to, among other things, permit Amkor to enter into the Second Lien Credit Agreement.

     The First Lien Credit Agreement contains reporting requirements relating to eligible receivables maintenance requirements, financial reporting, any defaults under the First Lien Credit Agreement, certain litigation, insurance, ERISA and environmental matters. The First Lien Credit Agreement also contains affirmative covenants, including preservation of corporate existence, compliance with laws, payment of taxes, maintenance of insurance, keeping of books and ledger, maintenance of properties, certain environmental matters and granting additional collateral and guarantees, and negative covenants, including limitations on incurring indebtedness, granting liens, making investments, selling assets, making payments, fundamental changes, restricting subsidiary distributions, amending constituent documents, transacting with affiliates or engaging in speculative transactions. The events of default under the First Lien Credit Agreement include payment defaults, breaches of covenants, cross defaults on certain other indebtedness, bankruptcy events, certain enforcement proceedings, certain ERISA events or failure of certain documents entered into in connection with the Revolving Facility to be valid and binding.

     On October 27, 2004, Amkor also entered into Amendment No. 1 to Pledge and Security Agreement with Guardian, Unitive, Unitive Electronics and CNAI, as Administrative Agent, which amendment amends the Pledge and Security Agreement, dated as of June 29, 2004, among Amkor, Guardian and CNAI, as Administrative Agent (as amended, the “First Lien Pledge and Security Agreement”). Pursuant to the First Lien Pledge and Security Agreement, Amkor’s obligations under the First Lien Credit Agreement are secured by a first lien on (i) substantially all of the assets of Amkor and its domestic subsidiaries, (ii) a pledge of the capital stock of Amkor’s domestic subsidiaries, (iii) a pledge of 66% of the capital stock of certain of Amkor’s and its subsidiaries’ first-tier foreign subsidiaries, (iv) a pledge of certain intercompany debt, and (v) a mortgage on Amkor’s real estate. In addition, on October 27, 2004, Unitive and Unitive Electronics entered into a Guaranty Supplement to the Guaranty, dated as of June 29, 2004, by Guardian, in favor of CNAI as Administrative Agent, whereby each subsidiary thereto guaranteed Amkor’s obligations under the First Lien Credit Agreement.

     On October 27, 2004, Amkor also entered into an Intercreditor Agreement with CNAI, as Administrative Agent under the First Lien Credit Agreement, CNAI, as Collateral Agent under the First Lien Credit Agreement, CNAI, as Administrative Agent and as Collateral Agent under the Second Lien Credit Agreement, Guardian, Unitive and Unitive Electronics (the “Intercreditor Agreement”). The Intercreditor Agreement provides for, among other things, the subordination of the liens granted under the Second Lien Credit Agreement and the Second Lien Pledge and Security Agreement.

     The Second Lien Credit Agreement, Second Lien Pledge and Security Agreement, Subsidiary Guaranty, Amendment No. 1 to First Lien Credit Agreement, Amendment No. 1 to First Lien Pledge and Security Agreement, Guaranty Supplement and Intercreditor Agreement, each containing a complete listing of definitions and provisions, are included herein as exhibits. The First Lien Credit Agreement and First Lien Pledge and Security Agreement, each as initially entered into on June 29, 2004, were previously filed with the Securities and Exchange Commission on Form 8-K on July 9, 2004.

     Amkor’s October 27, 2004 press release, which includes a summary of the key terms and provisions of the Revolving Facility, is also included herein as Exhibit 99.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See disclosure under Item 1.01 above, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Second Lien Credit Agreement, dated as of October 27, 2004, among Amkor Technology, Inc., as Borrower, the Lenders party thereto, Citicorp North America, Inc., as Administrative Agent and as Collateral Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent, JPMorgan Chase Bank, as Documentation Agent, Citigroup Global Markets Inc., as Sole Lead Arranger and Citigroup Global Markets Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., as Joint Bookrunners.

10.2	Second Lien Pledge and Security Agreement, dated as of October 27, 2004, among Amkor Technology, Inc., Guardian Assets, Inc., Unitive, Inc. and Unitive Electronics, Inc., in favor of Citicorp North America, Inc., as Collateral Agent.

10.3	Subsidiary Guaranty, dated as of October 27, 2004, by Guardian Assets, Inc., Unitive, Inc. and Unitive Electronics, Inc., in favor of Citicorp North America, Inc., as Administrative Agent.

10.4	Amendment No. 1 to Credit Agreement, dated as of October 27, 2004, among Amkor Technology, Inc., the Lenders party thereto and Citicorp North America, Inc., as Administrative Agent.

10.5	Amendment No. 1 to Pledge and Security Agreement, dated as of October 27, 2004, among Amkor Technology, Inc., Guardian Assets, Inc., Unitive, Inc. and Unitive Electronics, Inc., in favor of Citicorp North America, Inc., as Administrative Agent.

10.6	Guaranty Supplement, dated as of October 27, 2004, by Unitive, Inc. and Unitive Electronics, Inc., in favor of Citicorp North America, Inc., as Administrative Agent.

10.7	Intercreditor Agreement, dated as of October 27, 2004, among Citicorp North America, Inc., as Administrative Agent and Collateral Agent for the Senior Parties, Citicorp North America, Inc., as Administrative Agent for the Junior Parties, Citicorp North America, Inc., as Collateral Agent for the Junior Parties, Amkor Technology, Inc., Guardian Assets, Inc., Unitive, Inc. and Unitive Electronics, Inc.

99.1	Text of Press Release dated October 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Kenneth T. Joyce
Kenneth T. Joyce
Chief Financial Officer

Date: November 2, 2004

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Lien Credit Agreement, dated as of October 27, 2004, among Amkor Technology, Inc., as Borrower, the Lenders party thereto, Citicorp North America, Inc., as Administrative Agent and as Collateral Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent, JPMorgan Chase Bank, as Documentation Agent, Citigroup Global Markets Inc., as Sole Lead Arranger and Citigroup Global Markets Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., as Joint Bookrunners.

10.2	Second Lien Pledge and Security Agreement, dated as of October 27, 2004, among Amkor Technology, Inc., Guardian Assets, Inc., Unitive, Inc. and Unitive Electronics, Inc., in favor of Citicorp North America, Inc., as Collateral Agent.

10.3	Subsidiary Guaranty, dated as of October 27, 2004, by Guardian Assets, Inc., Unitive, Inc. and Unitive Electronics, Inc., in favor of Citicorp North America, Inc., as Administrative Agent.

10.4	Amendment No. 1 to Credit Agreement, dated as of October 27, 2004, among Amkor Technology, Inc., the Lenders party thereto and Citicorp North America, Inc., as Administrative Agent.

10.5	Amendment No. 1 to Pledge and Security Agreement, dated as of October 27, 2004, among Amkor Technology, Inc., Guardian Assets, Inc., Unitive, Inc. and Unitive Electronics, Inc., in favor of Citicorp North America, Inc., as Administrative Agent.

10.6	Guaranty Supplement, dated as of October 27, 2004, by Unitive, Inc. and Unitive Electronics, Inc., in favor of Citicorp North America, Inc., as Administrative Agent.

10.7	Intercreditor Agreement, dated as of October 27, 2004, among Citicorp North America, Inc., as Administrative Agent and Collateral Agent for the Senior Parties, Citicorp North America, Inc., as Administrative Agent for the Junior Parties, Citicorp North America, Inc., as Collateral Agent for the Junior Parties, Amkor Technology, Inc., Guardia Assets, Inc., Unitive, Inc. and Unitive Electronics, Inc.

99.1	Text of Press Release dated October 27, 2004.